Exhibit 99.1

Global Payments Reports Third Quarter Earnings

          ATLANTA, March 30 /PRNewswire-FirstCall/ -- Global Payments Inc. (NYSE: GPN) today announced results for its third quarter ended February 28, 2007.  For the third quarter, revenue grew 16 percent to $260.4 million compared to $225.2 million in the prior year.  Excluding the impact of current period stock option expense, diluted earnings per share grew 22 percent to $0.44 compared to $0.36 in the prior year quarter.

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          For the nine months ended February 28, 2007, revenue grew 17 percent to $781.4 million compared to $669.3 million in the prior year period.  Excluding the impact of current period stock option expense and prior year restructuring charges, diluted earnings per share grew 27 percent to $1.43 from $1.13 in the prior year period.

          In accordance with GAAP, year-to-date prior period diluted earnings per share include certain restructuring charges (see attached reconciliation schedule) relating to an operating center consolidation, which was announced in July 2005.  Additionally, both the current quarter and year-to-date periods include the recognition of stock option expenses as a result of the company’s June 1, 2006 adoption of Statement of Financial Accounting Standards No. 123(R) using the modified prospective method.  For the three and nine months ended February 28, 2007, GAAP diluted earnings per share were $0.42 and $1.34, respectively, compared to $0.36 and $1.12, respectively, in the prior year periods.

          Comments and Outlook

          Chairman, President and CEO, Paul R. Garcia, stated, “Our merchant services segment delivered solid financial results for our fiscal 2007 third quarter.  This segment’s revenue growth was primarily driven by expansion in our domestic ISO channel, as well as the favorable impact from our July 2006 addition of our Asia-Pacific joint venture with HSBC.  Additionally, our merchant services results benefited from certain card association incentives relating to various programs implemented in our Canadian channel, as anticipated.  Finally, our consumer money transfer segment met our near-term expectations, which reflect the continued unfavorable impact of a competitive domestic pricing environment and the year-over-year impact of strong results in our prior year quarter.”

          “Based on our results, we are updating our annual fiscal 2007 revenue guidance to a range of $1,050 million to $1,057 million.  This revenue guidance reflects an expected 16 percent growth versus $908 million in fiscal 2006.  In addition, we are updating our annual fiscal 2007 diluted earnings per share guidance to a range of $1.85 to $1.87, excluding the impact of stock option expenses as a result of our adoption of FAS 123R, for an expected growth of 20 percent to 21 percent versus $1.54 in fiscal 2006. (1)  Including the impact of these stock option expenses, our annual fiscal 2007 diluted earnings per share guidance is $1.74 to $1.76.  These earnings per share ranges also exclude the impact of potential restructuring and other charges,” said Garcia.

          Conference Call

          Global Payments will hold a conference call today, March 30, 2007 at 10:30 a.m. ET to discuss financial results and business highlights.  The conference call may be accessed by calling 1-888-791-2132 (U.S.) or 1-517-623-4000 (internationally) and using a pass code of “GPN” for both numbers, or via Web cast at www.globalpaymentsinc.com.  A replay of the call will be available on the Global Payments Web site through April 13, 2007.

          Global Payments Inc. (NYSE: GPN) is a leading provider of electronic transaction processing services for consumers, merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi- national corporations located throughout the United States, Canada, Latin America, Europe and the Asia-Pacific.  Global Payments offers a comprehensive line of processing solutions for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management.  The company also provides consumer money transfer services from the U.S. and Europe to destinations in Latin America, Morocco and the Philippines.  For more information about the company and its services, visit www.globalpaymentsinc.com.

          (1)     Fiscal 2006 diluted earnings per share was $1.53 on a GAAP basis, which includes restructuring charges equivalent to $0.01 in diluted earnings per share.

          This announcement and comments made by Global Payments’ management during the conference call contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Statements that are not historical facts, including revenue and earnings estimates and management’s expectations regarding future events and developments, are forward looking statements and are subject to significant risks and uncertainties. Among the important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include the following: continued certification by credit card associations, foreign currency risks, competition, pricing, product demand, market and customer acceptance, development difficulties, the effect of economic conditions and consumer spending, security breaches or system failures, costs of capital, changes in state, federal or foreign laws and regulations affecting the consumer electronic money transfer industry, increases in credit card association fees, utility or system interruptions, the ability to consummate and integrate acquisitions, and other risks detailed in the company’s SEC filings, including the most recently filed Form 10-Q or Form 10-K, as applicable.  The company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

          Contact: Jane M. Elliott
          770-829-8234 Voice
          770-829-8267 Fax
          investor.relations@globalpay.com

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended February 28,

	2007	2006

Revenues	$260,418	$225,159
Operating expenses:
Cost of service	103,555	88,863
Sales, general and administrative	105,670	88,161
	209,225	177,024
Operating income	51,193	48,135
Other income (expense):
Interest and other income	4,728	2,172
Interest and other expense	(2,399)	(1,695)
	2,329	477
Income before income taxes and minority interest	53,522	48,612
Provision for income taxes	(17,148)	(16,577)
Minority interest, net of tax	(2,078)	(1,924)
Net income	$34,296	$30,111
Earnings per share:
Basic	$0.43	$0.38
Diluted	$0.42	$0.36
Weighted average shares outstanding:
Basic	80,421	79,219
Diluted	81,972	82,771

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Nine Months Ended February 28,

	2007	2006

Revenues	$781,423	$669,288
Operating expenses:
Cost of service	307,511	268,957
Sales, general and administrative	306,889	249,766
Restructuring	—	1,878
	614,400	520,601
Operating income	167,023	148,687
Other income (expense):
Interest and other income	12,052	4,606
Interest and other expense	(6,298)	(5,017)
	5,754	(411)
Income before income taxes and minority interest	172,777	148,276
Provision for income taxes	(55,749)	(50,562)
Minority interest, net of tax	(7,221)	(6,252)
Net income	$109,807	$91,462
Earnings per share:
Basic	$1.37	$1.16
Diluted	$1.34	$1.12
Weighted average shares outstanding:
Basic	80,098	78,660
Diluted	81,756	81,892

CONSOLIDATED CONDENSED BALANCE SHEETS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	February 28, 2007	May 31, 2006

	(Unaudited)
Assets
Cash and cash equivalents	$292,059	$218,475
Accounts receivable, net	70,404	67,476
Claims receivable, net	1,394	903
Settlement processing assets	23,955	39,671
Other current assets	27,589	21,881
Current assets	415,401	348,406
Property and equipment, net	113,471	107,977
Goodwill	442,403	387,280
Other intangible assets, net	174,561	167,182
Other assets	13,115	7,833
Total assets	$1,158,951	$1,018,678
Liabilities and Shareholders’ Equity
Settlement processing obligations	$47,472	$37,942
Payable to money transfer beneficiaries	6,279	6,361
Accounts payable and other accrued liabilities	111,257	104,606
Obligations under capital leases	—	746
Current liabilities	165,008	149,655
Other long-term liabilities	75,341	85,804
Total liabilities	240,349	235,459
Minority interest in equity of subsidiaries	15,918	12,996
Shareholders’ equity	902,684	770,223
Total liabilities and shareholders’ equity	$1,158,951	$1,018,678

UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOW
GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Nine Months Ended February 28,

	2007	2006

Cash flows from operating activities:
Net income	$109,807	$91,462
Non-cash items
Depreciation and amortization	30,344	30,676
Minority interest in earnings	7,664	6,252
Other, net	18,586	25,823
Changes in working capital, which (used) provided cash
Settlement processing	21,608	83,572
Other, net	(24,081)	(9,726)
Net cash provided by operating activities	163,928	228,059
Cash flows from investing activities:
Capital expenditures	(23,234)	(17,835)
Business acquisitions, net of cash acquired	(80,230)	(3,379)
Net cash used in investing activities	(103,464)	(21,214)
Cash flows from financing activities:
Net payments on lines of credit	—	(58,606)
Principal payments under capital leases and other notes	(746)	(2,661)
Net stock issued to employees under stock plans and dividends	17,263	15,724
Distributions to minority interests	(6,751)	(7,889)
Net cash provided by (used in) financing activities	9,766	(53,432)
Effect of exchange rate changes on cash	3,354	10,751
Increase in cash and cash equivalents	73,584	164,164
Cash and cash equivalents, beginning of period	218,475	48,979
Cash and cash equivalents, end of period	$292,059	$213,143

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
GLOBAL PAYMENTS INC. AND SUBSIDIARIES

Reconciliation to Exclude Restructuring and Stock Option Expenses from Normalized Results

(In thousands, except per share data)

	Three Months Ended February 28, 2007

	Normalized	Stock Options(1)	GAAP

Revenues	$260,418	$—	$260,418
Operating expenses:
Cost of service	103,555	—	103,555
Sales, general and administrative	102,620	3,050	105,670
	206,175	3,050	209,225
Operating income	54,243	(3,050)	51,193
Other income/(expense):
Interest and other income	4,728	—	4,728
Interest and other expense	(2,399)	—	(2,399)
	2,329	—	2,329
Income before income taxes	56,572	(3,050)	53,522
Provision for income taxes	(18,124)	976	(17,148)
Minority interest, net of tax	(2,078)	—	(2,078)
Net income	$36,370	$(2,074)	$34,296
Basic shares	80,421	—	80,421
Basic earnings per share	$0.45	$(0.02)	$0.43
Diluted shares	81,972	—	81,972
Diluted earnings per share	$0.44	$(0.02)	$0.42

Three Months Ended February 28, 2006

GAAP

Revenues	$225,159
Operating expenses:
Cost of service	88,863
Sales, general and administrative	88,161
177,024
Operating income	48,135
Other income/(expense):
Interest and other income	2,172
Interest and other expense	(1,695)
477
Income before income taxes	48,612
Provision for income taxes	(16,577)
Minority interest, net of tax	(1,924)
Net income	$30,111
Basic shares	79,219
Basic earnings per share	$0.38
Diluted shares	82,771
Diluted earnings per share	$0.36

          (1)  Relates to the company’s adoption of SFAS 123(R) on June 1, 2006, which requires the recognition of compensation expense resulting from employee stock options.  Also reflects the related income tax benefit using the company’s effective tax rate, which is defined as the provision for income taxes divided by income before income taxes and minority interest.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
GLOBAL PAYMENTS INC. AND SUBSIDIARIES

Reconciliation to Exclude Restructuring and Stock Option Expenses from Normalized Results

(In thousands, except per share data)

	Nine Months Ended February 28, 2007

	Normalized	Stock Options (1)	GAAP

Revenues	$781,423	$—	$781,423
Operating expenses:
Cost of service	307,511	—	307,511
Sales, general and administrative	296,561	10,328	306,889
Restructuring	—	—	—
	604,072	10,328	614,400
Operating income	177,351	(10,328)	167,023
Other income/(expense):
Interest and other income	12,052	—	12,052
Interest and other expense	(6,298)	—	(6,298)
	5,754	—	5,754
Income before income taxes	183,105	(10,328)	172,777
Provision for income taxes	(59,081)	3,332	(55,749)
Minority interest, net of tax	(7,221)	—	(7,221)
Net income	$116,803	$(6,996)	$109,807
Basic shares	80,098	—	80,098
Basic earnings per share	$1.46	$(0.09)	$1.37
Diluted shares	81,756	—	81,756
Diluted earnings per share	$1.43	$(0.09)	$1.34

	Nine Months Ended February 28, 2006

	Normalized	Restructuring (2)	GAAP

Revenues	$669,288	$—	$669,288
Operating expenses:
Cost of service	268,957	—	268,957
Sales, general and administrative	249,766	—	249,766
Restructuring	—	1,878	1,878
	518,723	1,878	520,601
Operating income	150,565	(1,878)	148,687
Other income/(expense):
Interest and other income	4,606	—	4,606
Interest and other expense	(5,017)	—	(5,017)
	(411)	—	(411)
Income before income taxes	150,154	(1,878)	148,276
Provision for income taxes	(51,202)	640	(50,562)
Minority interest, net of tax	(6,252)	—	(6,252)
Net income	$92,700	$(1,238)	$91,462
Basic shares	78,660	—	78,660
Basic earnings per share	$1.18	$(0.02)	$1.16
Diluted shares	81,892	—	81,892
Diluted earnings per share	$1.13	$(0.01)	$1.12

          (1)  Relates to the company’s adoption of SFAS 123(R) on June 1, 2006, which requires the recognition of compensation expense resulting from employee stock options.  Also reflects the related income tax benefit using the company’s effective tax rate, which is defined as the provision for income taxes divided by income before income taxes and minority interest.

          (2)  Restructuring amount consists of employee termination benefits and facility costs relating to an operating center consolidation.  Also reflects the related income tax benefit using the company’s effective tax rate, as described above.

SEGMENT INFORMATION
GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Three Months Ended February 28,

	2007	2006

Revenues
Domestic direct	$135,896	$120,935
Canada	54,630	50,627
Asia-Pacific	14,737	—
Central and Eastern Europe	12,244	12,162
Domestic indirect and other(1)	11,564	12,386
Merchant services(1)	229,071	196,110
Domestic	26,903	26,505
Europe	4,444	2,544
Money transfer(1)	31,347	29,049
Total revenues	$260,418	$225,159
Operating income
Merchant services	$62,033	$55,063
Money transfer	2,249	3,336
Corporate (2)	(13,089)	(10,264)
Operating income	$51,193	$48,135

          (1)  Prior to fiscal 2006, the company’s legacy funds transfer revenue was historically reported in “Money transfer”.  Beginning in the fourth quarter of fiscal 2006, such revenues were reclassified to “Merchant services” under the “Domestic indirect and other” category.  All prior period amounts were reclassified for this change.  With this change, the company’s “Money transfer” segment only includes its consumer money transfer service offerings.

(2) Fiscal 2007 includes compensation expense resulting from employee stock options as a result of our adoption of FAS 123R. Fiscal 2006 does not include these expenses.

SEGMENT INFORMATION
GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Nine Months Ended February 28,

	2007	2006

Revenues
Domestic direct	$403,860	$350,655
Canada	170,314	156,529
Asia-Pacific	35,072	—
Central and Eastern Europe	38,767	36,304
Domestic indirect and other(1)	35,178	39,774
Merchant services(1)	683,191	583,262
Domestic	86,093	78,706
Europe	12,139	7,320
Money transfer(1)	98,232	86,026
Total revenues	$781,423	$669,288
Operating income
Merchant services	$196,275	$167,581
Money transfer	10,995	12,139
Corporate (2)	(40,247)	(29,155)
Restructuring	—	(1,878)
Operating income	$167,023	$148,687

          (1)  Prior to fiscal 2006, the company’s legacy funds transfer revenue was historically reported in “Money transfer”.  Beginning in the fourth quarter of fiscal 2006, such revenues were reclassified to “Merchant services” under the “Domestic indirect and other” category.  All prior period amounts were reclassified for this change.  With this change, the company’s “Money transfer” segment only includes its consumer money transfer service offerings.

(2) Fiscal 2007 includes compensation expense resulting from employee stock options as a result of our adoption of FAS 123R. Fiscal 2006 does not include these expenses.

SOURCE Global Payments Inc.
-0- 03/30/2007
/CONTACT: Jane M. Elliott of Global Payments Inc., +1-770-829-8234, +1-770-829-8267, Fax, investor.relations@globalpay.com /
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